SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 19, 2004
                                                         ---------------

                                 SIERRA BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)



         California                      000-33063              33-0937517
         ----------                      ---------              ----------
(State or other jurisdiction        (Commission File No.)     (I.R.S. Employee
of incorporation or organization)                            Identification No.)


                   86 North Main Street, Porterville, CA 93257
                   -------------------------------------------
                    (Address of principal executive offices)
                                   (Zip code)


                                 (559) 782-4900
                                 --------------
               (Registrant's telephone number including area code)


(Former name or former address, if changed since last report) Not applicable
                                                              --------------

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)      Exhibits

                      99.1 Press release concerning first quarter of 2004 financial results.

Item 12.     Results of Operations and Financial Condition.

             On April 19, 2004, Sierra Bancorp issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

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


                                   SIGNATURES

             Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIERRA BANCORP


Dated: April 22, 2004                       By:      /s/ Kenneth R. Taylor
                                                   -----------------------
                                                   Kenneth R. Taylor
                                                   Senior Vice President &
                                                   Chief Financial Officer

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

                                  EXHIBIT INDEX

Exhibit No.                     Description                               Page

    99.1        Press release concerning results of operations             5
                and financial condition as of and for the calendar quarter ended January 31, 2004


                                       4